Racom Systems, Inc. and NewState Capital Co., Ltd. Unaudited Pro Forma Financial Information

On July 20, 1999, Racom Systems Inc. acquired 99.6% (4,958,000 shares) of the issued and outstanding capital stock of NewState Capital Co., Ltd., a Korean corporation which was formerly a subsidiary of NewState Capital Corp., a New York corporation, in exchange for issuing 8,000,000 shares of its common stock, representing approximately 80% of its total issued and outstanding common stock, to NewState Capital Corp..

The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1998 and the six months ended June 30, 1999 and the Unaudited Pro Forma Consolidated Statement of Financial Condition as of June 30, 1999, include the amounts of Racom Systems, Inc. and NewState Capital Co., Ltd. in U.S. Dollars. The unaudited pro forma financial statements reflect the acquisition - accounted for as a recapitalization of NewState Capital Co., Ltd. to acquire the net assets of Racom Systems, Inc. The unaudited pro forma financial statements were derived by adjusting the financial statements of Racom Systems, Inc. and NewState Capital Co., Ltd. for the acquisition.

The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1998 and the six months ended June 30, 1999 were prepared as if the acquisition had occurred on January 1, 1998. The Unaudited Pro Forma Consolidated Statement of Financial Condition was prepared as if the acquisition had occurred on June 30, 1999. The pro forma financial data does not purport to be indicative of the results which actually could have been obtained had such transaction been completed as of the assumed dates or which may be obtained in the future.

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 includes the operational result of NewState Capital Co., Ltd. for the year ended March 31, 1999. The operational result of NewState Capital Co., Ltd. for the three months ended March 31, 1999 is included in both the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 and the Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1999. The following is the selected financial data of NewState Capital Co., Ltd. for the three months ended March 31, 1999:

         Interest income                              $  3,280,188
         Interest expenses                               2,645,325
                                                         -----------
             Net interest income                      $    634,863
                                                         ===========

The unaudited pro forma financial data should be read in conjunction with the financial statements of Racom Systems, Inc. and NewState Capital Co., Ltd..

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

Racom Systems Inc.

Pro forma Consolidated Statement of Operations
For the year ended December 31, 1998
===================================================================================================================

                                        Racom         NewState                Pro forma
                                     Systems, Inc.   Capital Co., Ltd.       Adjustments                 Pro forma
                                                                         Debit          Credit
Interest income                                       $16,842,356                                    $  16,842,356
Interest expenses                                      15,627,784                                       15,627,784
                                                      -----------                                    --------------
     Net interest income                                1,214,572                                        1,214,572

License revenues                      $ 1,500,000                   1 $ 1,500,000                                -

Provision for loan losses                       -       1,068,634                                        1,068,634

Noninterest income
   Amortization of negative goodwill            -         577,130                                          577,130
   Other income                           297,537         148,808   1     297,537                          148,808
                                      ------------     -----------     ----------                      ------------
     Total other income                   297,537         725,938                                          725,938

Noninterest expenses
   Salaries and employee benefits                       1,353,596   2     204,000                        1,557,596
   Research and development             1,024,984               -                   1 $ 1,024,984                -
   General and administrative           2,108,772       1,606,175                   1   1,880,772        1,630,175
                                                                                    2     204,000
   Loss on impairment of tech. license  1,399,816               -                   1   1,399,816                -
   Other expenses                         476,349               -                   1     476,349                -
                                        ----------    ------------                                      -----------
     Total other expense                5,009,921       2,959,771                                        3,187,771

Loss before income taxes               (3,212,384)     (2,088,095)                                      (2,316,095)
Provision for taxes                            -               -                                                 -
Minority interest                              -              993               -               -              993
                                        ----------    ------------     ----------       ---------       -----------
Net loss                             $ (3,212,384)    $(2,087,102)    $ 2,001,537      $4,985,921      $(2,315,102)



            Pro forma Adjustments

         1 Effects the elimination of the operational results of Racom Systems, Inc. ("Racom") except Racom's salaries, rent expenses and telephone bills which have a recurring, continuing effect on the future NewState Capital Co., Ltd. ("NewState")'s P/L.


         2 Effects the reclassification of Racom's salaries from "General and administrative" to "Salaries and employee benefits."


Note: NewState's financial numbers are translated into US Dollars at the exchange rate of W1,224.7:US$1.

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

Racom Systems Inc.

Pro forma Consolidated Statement of Operations
For the six months ended June 30, 1999
=====================================================================================================================

                                        Racom         NewState                   Pro forma
                                     Systems, Inc.   Capital Co., Ltd.          Adjustments              Pro forma
                                                                            Debit         Credit
Interest income                                       $ 7,781,652                                     $  7,781,652
Interest expenses                                       6,880,372                                        6,880,372
                                                      -----------                                     ------------
     Net interest income                                  901,280                                          901,280

Provision for loan losses                       -               -                                                -

Noninterest income
   Amortization of negative goodwill            -       1,195,060                                        1,195,060
   Other income                         $  66,152          95,562    1 $   66,152                           95,562
                                        ---------     -----------                                      -----------
     Total other income                    66,152       1,290,622                                        1,290,622

Noninterest expenses
   Salaries and employee benefits               -       1,598,792    2    102,000                        1,700,792
   Research and development               128,117               -                   1   $ 128,117                -
   General and administrative             410,403       1,584,262                   1     296,403        1,596,262
                                                                                    2     102,000
   Other expenses                          38,725               -                   1      38,725                -
                                        ---------     -----------                                     -------------
     Total other expense                  577,245       3,183,054                                        3,297,054

Loss before income taxes                 (511,093)       (991,152)                                      (1,105,152)
Provision for taxes                             -        (100,204)                                        (100,204)
Minority interest                               -           8,932               -               -            8,932
                                        ----------    ------------     ----------       ---------       -----------
Net loss                                $(511,093)    $(1,082,424)     $  168,152       $ 565,245      $(1,196,424)
                                        ----------    ------------     ----------       ---------       -----------


            Pro forma Adjustments

         1 Effects the elimination of the operational results of Racom except Racom's salaries, rent expenses and telephone bills which have a recurring, continuing effect on the future NewState's P/L.

         2 Effects the reclassification of Racom's salaries from "General and administrative" to "Salaries and employee benefits."

Note: NewState's financial numbers are translated into US Dollars at the exchange rate of W1,155.9:US$1.



Racom Systems Inc.

Pro forma Consolidated Balance Sheet
June 30, 1999
===================================================================================================================

                                        Racom         NewState              Pro forma
                                     Systems, Inc.   Capital Co., Ltd.      Adjustments               Pro forma
Assets                                                                   Debit         Credit
Cash & due from banks                 $    80,303    $ 21,303,942                                    $  21,384,245
Int.-bearing deposits with banks                -       5,618,005                                        5,618,005
Securities available for sale                   -      11,961,649                                       11,961,649
Securities held to maturity                     -         140,718                                          140,718
Loans                                           -      84,857,118                                       84,857,118
Accrued interest receivable                     -       2,555,340                                        2,555,340
Premises and equipment, net                     -          81,327                                           81,327
Other assets                              100,000       2,162,642                                        2,262,642
Investment in subsidiary                       -               -    3 $    80,000   5  $   80,000                -
                                      -----------    ------------     -----------      ----------    -------------
                                      $   180,303    $128,680,741     $    80,000      $   80,000    $ 128,861,044
                                      -----------    ------------     -----------      ----------    -------------
Liabilities:
Short-term borrowings                                $ 54,762,523                                    $  54,762,523
Accrued expenses and others           $   349,845       1,452,323                                        1,802,168
Long-term debts                                 -      55,988,431                                       55,988,431
Accrued severance benefit                       -         814,524                                          814,524
Negative goodwill                               -      12,853,154                                       12,853,154
                                      -----------    ------------     -----------      ----------    -------------
     Total liabilities                    349,845     125,870,955                                      126,220,800

Minority Interest                               -          27,732               -               -           27,732

Shareholders' Equity:
Common stock                               13,325       4,230,470   5 $ 4,230,470   3  $   80,000           93,325
Additional paid-in capital             17,396,843               -   4  17,579,710   5   4,150,470        3,967,603
Retained earnings (accum. deficit)    (17,579,710)       (685,280)              -   4  17,579,710         (685,280)
Accum. other comprehensive income               -        (763,136)              -               -         (763,136)
                                      -----------    ------------     -----------      ----------    -------------
    Total shareholders' equity           (169,542)      2,782,054                                        2,612,512
                                      -----------    ------------     -----------      ----------    -------------
                                      $   180,303    $128,680,741     $21,810,180     $21,810,180    $ 128,661,044
                                      -----------    ------------     -----------      ----------    -------------


            Pro forma Adjustments

         3 Effects Racom's acquisition of substantially all (99.6%) the shares of NewState in exchange for 8,000,000 shares of Racom's common stock at the par value of $.01 per share.


         4        Effects the extinguishment of Racom's accumulated deficit.

         5 Effects the elimination of the investment in subsidiary and the reverse acquisition treatment in consolidation.

Note: NewState's financial numbers are translated into US Dollar at the exchange rate of W1,155.9:US$1.